For Period ended 11/30/2012   Series 13,14,15,16,19,20,21,49,50,51,52
File Number 811-7852


Sub-Item 77Q3: Exhibits
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Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the following are additional sub-custodians for the series, listed above:


Sub-custodian:     HSBC Saudi Arabia Limited
Foreign Country:   Saudi Arabia
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Deutsche Bank AG
Foreign Country:   Taiwan ROC
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank (Taiwan) Limited
Foreign Country:   Taiwan ROC
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank (Thai) Public Co Ltd
Foreign Country:   Thailand
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     via Standard Chartered Bank Cote d'Ivoire SA
Foreign Country:   Togo
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Republic Bank Limited
Foreign Country:   Trinidad and Tobago
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Banque Internationale Arabe de Tunisie
Foreign Country:   Tunisia
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Citibank, A.S.
Foreign Country:   Turkey
Type of Custody:   Foreign Custodian Rule 17f-5


Sub-custodian:     Standard Chartered Bank Uganda Limited
Foreign Country:   Uganda
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     ING Bank Ukraine
Foreign Country:   Ukraine
Type of Custody:   Foreign Custodian Rule 17f-5


Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:   United Arab Emirates Dubai Financial Market
Type of Custody:   Foreign Custodian Rule 17f-5


Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:   United Arab Emirate Dubai Intl Financial Center
Type of Custody:   Foreign Custodian Rule 17f-5


Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:   United Arab Emirates Abu Dhabi
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     State Street Bank and Trust Co., UK Branch
Foreign Country:   United Kingdom
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Banco Itau Uruguay S.A.
Foreign Country:   Uruguay
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Citibank, N.A.
Foreign Country:   Venezuela
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank (Vietnam) Limited
Foreign Country:   Vietnam
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank Zambia Plc.
Foreign Country:   Zambia
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Stanbic Bank Zimbabwe Limited
Foreign Country:   Zimbabwe
Type of Custody:   Foreign Custodian Rule 17f-5